UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2018

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 9, 2018, Lydall, Inc. (“Lydall or the “Company”) entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) to acquire Interface Performance Materials (“Interface” or the “Business”) for approximately $265 million in cash (the “Acquisition”) from affiliates of Wind Point Partners. The Acquisition is expected to close in the third quarter of 2018, subject to the satisfaction or waiver of customary closing conditions, including the expiration or termination or the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Pursuant to the terms of the Purchase Agreement, the Company will acquire all of the issued and outstanding shares of capital stock of Susquehanna Capital Acquisition Co. (the “Acquired Company”), a subsidiary of Vulcan Global, LLC (the “Seller”), that holds all of the assets and operations of the Business. Interface is headquartered in Lancaster, PA and supports its global sales with facilities in the U.S., Germany and India that manufacture wet-laid gasket and specialty materials primarily serving OEM and Tier I manufacturers in the Agriculture, Construction and Earthmoving Equipment, as well as Automotive and Industrial, sectors.

The Purchase Agreement contains customary representations and warranties made by the Acquired Company and the Seller. The Acquired Company and the Seller have also agreed to comply with covenants during the interim period between the date of the execution of the Purchase Agreement and the closing of the Acquisition. Under the Purchase Agreement, the parties have agreed to indemnify each other for specified matters, subject to certain limitations.

The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of the Purchase Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their respective terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. For the foregoing reasons, none of the Company’s stockholders nor any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is hereby incorporated by reference.

The Company intends to finance the Acquisition through a combination of cash on hand and proceeds from committed debt financing. The Company’s obligations to complete the Acquisition are not subject to any financing condition.

Item 7.01. Regulation FD Disclosure

On August 9, 2018, the Company issued a press release announcing, and held a conference call to discuss, the Acquisition. The press release announcing the Acquisition is furnished herewith as Exhibit 99.1. The investor slides presented during the conference call are furnished herewith as Exhibit 99.2.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

In connection with the Acquisition, the Company announced that the approximately $1.1 million of corporate strategic initiative expenses included in its previously reported financial results for the Second Quarter of 2018 primarily related to the Acquisition. The Company estimates that approximately $3 million of additional transaction and integration expenses will be incurred over the second half of 2018 and less than $1 million in 2019.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are included with this report:

Exhibit	Exhibit
Number	Description

2.1	Stock Purchase Agreement, dated August 9, 2018, by and among the Seller, the Acquired Company and the Company (the Company will supplementally furnish any omitted schedules to the Commission upon request).
99.1	Press Release, dated August 9, 2018 (Furnished not filed; see Item 7.01).
99.2	Investor Presentation, dated August 10, 2018 (Furnished not filed; see Item 7.01).

Cautionary Note Concerning Factors That May Affect Future Results

This Current Report on Form 8-K contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact, including statements related to the expected timetable for closing the acquisition, including the satisfaction or waiver of closing conditions and the Company’s plans for financing the Acquisition, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussions herein. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, any delays in receiving required regulatory approvals, the Company’s ability to successfully integrate Interface’s business into its business, the Company’s ability to retain and hire key personnel, the risk that disruption resulting from the Acquisition may adversely affect the Company’s and Interface’s respective businesses and business relationships, including with employees and suppliers, or in satisfying other closing conditions and disruptions in the global credit and financial markets, including diminished liquidity and credit availability, that could have a negative impact on the Company’s consummation of the financing or completion of the Acquisition. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to differ materially from these forward-looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part II, Item 1A - Risk Factors of Lydall’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10-K for the year ended December 31, 2017.

These forward-looking statements speak only as of the date of this report, and Lydall does not assume any obligation to update or revise any forward-looking statement made in this report or that may from time to time be made by or on behalf of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

August 14, 2018	By:	/s/ Chad A. McDaniel
Chad A. McDaniel Senior Vice President, General Counsel and Chief Administrative Officer